SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                    -------------------------


                            FORM 8-K



                         CURRENT REPORT


             Pursuant to Section 13 or 15(d) of the

                 Securities Exchange Act of 1934





  Date of Report (Date of earliest event reported):  January 26, 2004
                                                   --------------------



                    EAGLE SUPPLY GROUP, INC.
     ------------------------------------------------------
     (Exact Name of Registrant as Specified in its Charter)




   Delaware                 1-14904                   13-3889248
---------------     ------------------------     ----------------------
(State or Other     (Commission File Number)         (IRS Employer
Jurisdiction                                     Identification Number)
Incorporation)


122 East 42nd Street, Suite 1618, New York, NY           10168
----------------------------------------------   ----------------------
 (Address of Principal Executive Offices)              (Zip Code)




Registrant's telephone number, including area code:   (212) 986-6190
                                                   --------------------



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Item 9.   Regulation FD Disclosure.

      Eagle Supply Group, Inc., a Delaware corporation (the "Company"), hereby reports that on January 26, 2004, the Company engaged the services of Morgan Joseph & Co., Inc., New York, NY, a financial advisor (the "Financial Advisor"), to assist it in analyzing and evaluating the range of strategic alternatives available to the Company, including, among other things, a possible sale or management buyout of the Company, merger and acquisition transactions, or remaining independent. The Company has appointed a special committee of independent directors (the "Special Committee") to work with, and to consider the various strategic alternatives presented by, the Financial Advisor. The Special Committee consists of Paul D. Finkelstein, who is serving as the chairman of the committee, John A. Shulman, and George Skakel III.

     Although the Company has retained the services of the Financial Advisor to assist it in evaluating strategic alternatives, the Company does not have any current understandings, arrangements, or agreements with respect to any specific transaction and has not received any offers relating to any such transactions. Furthermore, even though the Company
has  received,  from  time  to  time,  expressions   of  interest
regarding     potential      transactions,      no
negotiations, formal or informal, are currently taking place with respect to any such transaction.

     This Current Report on Form 8-K includes statements that may constitute forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Although we believe that these forward-looking statements are based upon reasonable estimates and assumptions, we can give no assurance that our expectations will in fact occur, and we caution that actual results may differ materially and adversely from those in the forward-looking statements. Accordingly, investors and all others are cautioned not to place undue reliance on such forward-looking statements. A number of factors could affect our future results and could cause our results to differ materially and adversely from those expressed in this Current Report on Form 8-K. These factors include, among others: the economic environment in our major market areas, interest rates, our ability to collect our accounts and notes receivables when due or within a reasonable period of time thereafter, competitive conditions in our major market areas, our ability to purchase products which we sell on terms and prices which are no less favorable than our current terms of purchase, our ability to continue to obtain financing on terms no less favorable to the Company than our current terms of financing and our ability to renew our credit facilities when they mature, weather conditions in our major market areas, our ability to sell our products at certain levels of markup (gross profit margins), general economic conditions, the new housing market, the market for construction renovation and repair relating to the product lines that the Company sells in its various market areas, insurance availability and costs, fuel costs, labor and benefit costs, occupancy costs, the number of shares of common stock the Company has outstanding, the number of shares of the Company's common stock used to calculate the Company's basic and diluted earnings per share, changes in accounting policies, practice and internal controls and requirements, and in disclosure controls and procedures and requirements that may be adopted by regulatory agencies as well as the Financial Accounting Standards Board that may adversely affect our costs and operations, additional costs that may be required to comply with federal and state laws, rules and regulations and those of Nasdaq, and certain risk factors and other conditions associated with the Company as set forth in the reports that the Company has filed with the Securities and Exchange Commission, including the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2003, and other factors, both known and unknown. These forward-looking statements speak only as of the date of this document. We do not undertake any obligation to update or revise any of these forward-looking statements to reflect events or circumstances occurring after the date of this document or to reflect the occurrence of unanticipated events.




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     The information contained in this Current Report on Form 8-K is furnished pursuant to Item 9 of Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Further, the information in this Current Report on Form 8-K is not to be incorporated by reference into any of the Company's filings with the Securities and Exchange Commission, whether filed prior to or after the filing of this Current Report on Form 8-K, regardless of any general or specific incorporation language in such filing.



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                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   EAGLE SUPPLY GROUP, INC.



Date:  February 9, 2004            By:  /s/ Douglas P. Fields
                                      ----------------------------
                                        Douglas P. Fields
                                        Chief Executive Officer




















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